Exhibit 99.1

RFM News Release

Contact:

Buddy Barnes

Chief Financial Officer

RF Monolithics, Inc.

972-448-3789

bbarnes@rfm.com

RF MONOLITHICS ANNOUNCES DEFINITIVE AGREEMENT TO BE ACQUIRED BY MURATA ELECTRONICS NORTH AMERICA, INC.

DALLAS—April 13, 2012—RF Monolithics, Inc. (NASDAQ: RFMI) (“RFM” or “the Company”), a leader in machine-to-machine (M2M) wireless communications, announced that it has entered into a definitive agreement to be acquired by Murata Electronics North America, Inc. for $1.78 per share to holders of RFM common shares, representing an 80% premium over the Nasdaq closing price as of April 12, 2012. The acquisition is expected to close in the third calendar quarter of 2012. Murata Electronics North America’s parent company, Murata Manufacturing Co., Ltd. (“Murata Manufacturing,” TSE/OSE: 6981), is the world’s number one supplier of passive electronic components.

Farlin Halsey, President and CEO of RFM, stated, “We believe that the transaction with Murata Electronics North America offers a substantial premium to our stockholders. There is a natural fit between our two companies and we believe it was a significant factor in our outside directors’ ability to attain a favorable price for our stockholders.”

“RFM is very proud of its heritage. We owe our success to our talented and dedicated team at all levels. On behalf of management and RFM’s Board of Directors, I would like to thank all our dedicated employees for their hard work,” concluded Mr. Halsey.

“RFM’s proven success in developing business in the healthcare, energy and industrial markets complements Murata’s growth strategy. Additionally, leveraging RFM’s expertise in design and development of production-ready RF modules, SAW based and RFIC short-range radios, stand-alone radio systems and platforms for M2M applications will enable Murata to increase the value of the wireless module solutions delivered to Murata’s existing and future customers in the global marketplace,” said David M. Kirk, President and CEO of Murata Electronics North America, Inc., the Regional Headquarters of Murata Americas.

The transaction is subject to customary closing conditions, including shareholder and regulatory approvals.

Hunton & Williams LLP and Morton PLLC acted as legal advisors to RFM. Duff & Phelps, LLC, in conjunction with its recently acquired Pagemill Partners business, acted as the financial advisors to RFM’s Special Committee of its Board of Directors. Alston & Bird LLP acted as legal advisor to Murata.

About RFM

RF Monolithics, Inc., headquartered in Dallas, Texas, is a provider of solutions-driven, technology-enabled wireless connectivity for a broad range of wireless applications—from individual standard and custom components to modules for comprehensive industrial wireless sensor networks and machine-to-machine (M2M) technology. For more information on RF Monolithics, Inc., please visit the Company’s website at www.RFM.com.

About Murata Americas

Murata Americas regional HQ is Murata Electronics North America, Inc., a wholly-owned subsidiary of Murata Manufacturing Co., Ltd., whose global headquarters are in Kyoto, Japan. Established in 1944, Murata is a worldwide leader in research, design, manufacture and sale of ceramic based passive electronic components, power supply and wireless module solutions. With annual revenues in excess of $7 billion dollars, Murata is committed to the environmentally conscious development and stable supply of advanced electronic materials, leading edge electronic components, and multi-functional, high-density modules. Products include: monolithic ceramic capacitors, polymer aluminum electrolytic capacitors, electric double layer energy device (EDLC), noise suppression products/EMI suppression filters, inductors, resistor products, resonators, filters, RF components, communication and wireless module solutions, sensors, thermistors, DC-DC converters, AC-DC power supplies, sound components, piezo actuators, micromechatronics products, ceramic applied products, and RFID solutions. Murata’s products are found in a wide range of applications including consumer, mobile communications, computers and networking equipment, automotive electronics, advanced metering equipment, digital home electronics, lighting and illumination, and healthcare devices. Murata has employees and manufacturing facilities throughout the world. Additional information about Murata Americas can be found at www.murataamericas.com.

Forward-Looking Statements

Certain statements contained herein are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “targets,” “will,” or similar expressions. Forward-looking statements involve assumptions, estimates, expectations, forecasts, goals, projections, risks and uncertainties. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that actual results may differ materially from those contemplated by such forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict. Such risks and uncertainties include, but are not limited to, any conditions imposed in connection with the proposed merger of Ryder Acquisition Company Limited with and into the Company, pursuant to which the Company would become a wholly-owned subsidiary of Murata Electronics North America, Inc. (the “Merger”), approval by the Company’s stockholders of that certain Agreement and Plan of Merger, dated as of April 12, 2012 (the “Merger Agreement”), among the Company, Murata Electronics North America, Inc. and Ryder Acquisition Company Limited, the satisfaction of various other conditions to the closing of the Merger contemplated by the Merger Agreement, the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement, risks related to economic conditions as relate to the Company’s customer base, the collection of receivables from the Company’s customers who may be affected by economic conditions, the highly competitive market in which the Company operates, rapid changes in technologies that may displace products sold by the Company, declining prices of products, the Company’s reliance on distributors, delays in product development efforts, uncertainty in consumer acceptance of the Company’s products, changes in the Company’s level of sales or profitability, manufacturing and sourcing risks, availability of materials, cost of components for the Company’s products, product defects and returns, and other factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2011 filed with the Securities and Exchange Commission (the “SEC”), and in all filings made by the Company with the SEC subsequent to the filing of the Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained herein. Each forward-looking statement speaks only as of the date of the particular statement and the Company does not undertake any obligation to update or revise such forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed Merger. In connection with the proposed Merger and required stockholder approval, the Company will file a proxy statement and file or furnish other relevant materials with the SEC. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL REVELVANT MATERIALS FILED OR FURNISHED WITH THE SEC, INCLUDING THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. Investors and security holders may obtain free copies of the proxy statement (when available) and other documents filed with or furnished to the SEC by the Company at the SEC’s website at www.sec.gov, from the Company by calling (972) 233-2903 or writing to Investor Relations at 4441 Sigma Road, Dallas, Texas 75244, or by going to the Company’s Investor Relations website at www.rfm.com/company/investorrelations.php. The contents of the websites referenced above are not deemed to be incorporated by reference into the proxy statement.

Participants in Solicitation

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed Merger. Information regarding the interests of the Company’s participants in the solicitation is, or will be, set forth in the Company’s proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and in the proxy statement related to the proposed Merger when it becomes available. These documents are, and will be, available free of charge at the SEC’s web site at www.sec.gov, or by going to the Company’s Investor Relations web site at www.rfm.com/company/investorrelations.php.

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